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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report December 31, 1997
              (Date of earliest event reported): December 19, 1997



                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)



          GEORGIA                                 0-26298                             58-1817306
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)
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                1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA          30319
               (Address of principal executive offices)            (Zip Code)





                                 (404) 467-3000
                (Company's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

         On December 19, 1997, Harbinger Corporation, a Georgia corporation
("Harbinger"), completed the acquisition of Premenos Technology Corp., a Delaware corporation ("Premenos"), through the merger of Olympic Subsidiary
Corporation, a Delaware corporation and subsidiary of Harbinger ("Subsidiary") with and into Premenos, pursuant to the terms of a Merger Agreement, dated
October 23, 1997 ("Merger Agreement"), among Harbinger, Premenos and Subsidiary
(the "Merger"). In the Merger, each outstanding share of Premenos common stock, par value $.01 per share, will be converted into .45 shares (the "Conversion
Ratio") of Harbinger common stock, par value $0.0001 per share ("Harbinger
Common Stock"). Outstanding Premenos options and warrants will be exchanged for Harbinger options and warrants in accordance with the Conversion Ratio. Premenos survived the Merger as a wholly owned subsidiary of Harbinger.

Pursuant to the Merger, 11,908,124 shares of Premenos Common Stock outstanding on the closing date were converted into the right to receive an aggregate of approximately 5,358,656 shares of Harbinger Common Stock. The total consideration in the Merger was determined through arms' length negotiations between representatives of Harbinger and Premenos. Neither Harbinger nor any of its affiliates had, nor to the knowledge of Harbinger, did any director or officer or any associate of any such director or officer of Harbinger have, any material relationship with Premenos prior to the Merger.

In connection with the Merger, which was accounted for under the pooling-of-interests method of accounting, Harbinger expects to take an aggregate of a $25 to $35 million charge between the fourth quarter of 1997 and the first quarter of 1998 for Merger-related expenses and certain associated costs and charges. A complete description of the transaction is contained in the Merger Agreement filed as Exhibit 2(a) to the Company's Current Report on Form
8-K dated October 29, 1997 and hereby incorporated herein by reference.
Harbinger issued the press release filed as Exhibit 99.2.


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Item 7.  Financial Statements and Exhibits.

         (a) The following audited financial statements, together with the independent auditors' reports thereon, are incorporated herein by reference to
Item 9 of Premenos' Annual Report on Form 10-K for the year ended December 31,
1996 (File No. 0-26544):

            (i)   consolidated balance sheets as of December 31, 1996 and 1995;

            (ii)  consolidated statements of operations for the years ended
                  December 31, 1996, 1995 and 1994;

            (iii) consolidated statements of stockholders' equity for the years ended December 31, 1996, 1995 and 1994;

            (iv)  consolidated statements of cash flows for the years ended
                  December 31, 1996, 1995 and 1994; and

            (v)   notes to consolidated financial statements.

         The following unaudited financial statements of Premenos are incorporated by reference to Item 1 of Premenos' Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

            (i)   condensed consolidated balance sheet as of September 30, 1997;

            (ii) condensed consolidated statement of operations for the nine months ended September 30, 1997;

            (iii) condensed consolidated statement of cash flows for the nine months ended September 30, 1997; and

            (iv)  notes to condensed consolidated financial statements. Pro
                  Forma Financial Information.

(b)  Pro Forma Financial Information

         The required pro forma financial information relating to the business acquired is hereby incorporated by reference to Harbinger's Registration
Statement on Form S-4 (Registration No. 333-39023) (the "Registration
Statement") under the captions "Pro Forma Combined Financial Statements
(Unaudited)" in the Joint Proxy Statement/Prospectus constituting part of the Registration Statement.




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         (c) Exhibits:

            2.1 Merger Agreement, dated as of October 23, 1997 among Harbinger
            Corporation, Olympic Subsidiary Corporation, and Premenos Technology
            Corporation (incorporated by reference to Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed October 29, 1997).

            2.2   Delaware Certificate of Merger.

            4.1 Registration Rights Agreement dated as of December 19, 1997 among Harbinger Corporation and the stockholders of Premenos
                  Technology Corp. named therein.

            99.1  Text of Press Release of Harbinger Corporation, dated October
                  23, 1997 (incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed October 29,
                  1997).

            99.2  Text of Press Release of Harbinger Corporation, dated December
                  19, 1997.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HARBINGER CORPORATION


                                  /s/ Joel G. Katz
                                  ---------------------------------
                                  JOEL G. KATZ
                                  Chief Financial Officer
                                  (Principal Financial Officer;
                                  Principal Accounting Officer)



Date:  December 31, 1997



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                                  EXHIBIT INDEX

     Exhibit

       2.1          Merger Agreement, dated as of October 23, 1997 among
                    Harbinger Corporation, Olympic Subsidiary Corporation, and
                    Premenos Technology Corporation (incorporated by reference to Exhibit 2.2 to the Registrant's Current Report on Form
                    8-K filed October 29, 1997).

       2.2          Delaware Certificate of Merger.

       4.1 Registration Rights Agreement dated as of December 19, 1997 among Harbinger Corporation and the stockholders of Premenos Technology Corp. named therein.

       99.1         Text of Press Release of Harbinger Corporation, dated
                    October 23, 1997 (incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed October
                    29, 1997).

       99.2         Text of Press Release of Harbinger Corporation, dated
                    December 19, 1997.